Fourth Quarter and Annual Year 2021 Investor Supplement Product Developments Security: ● Deployed our Next Gen WAF to Fastly’s Edge Cloud Network, a key milestone in the integration of Signal Sciences’ industry-leading WAF with Compute@Edge. This launch delivers on Fastly’s vision for the first and only unified WAF with effective and performant web app and API protection at the network edge. Observability: ● Introduced Origin Inspector, an industry-first origin-to-edge real-time observability product enabling businesses to proactively identify origin performance issues accessible via Fastly’s user interface and API. ● Introduced Domain Inspector, offering real-time visibility and historical reporting of domain-level metrics delivered through the Fastly API within Fastly’s UI. Developer Relations: ● Built native support for programming languages such as Javascript, Swift and Zig on Fastly’s Compute@Edge platform. ● Introduced Cloud Deploy: a wizard that customizes existing templates creating an automated deployment workflow with best development practices and the fastest one-button deployment in the industry. ● Launched Fastly Academy: unlocks on-demand technical training at-scale for developers interested in Fastly’s products and services. Key Metrics Highlights ● Trailing 12 month net retention rate �NRR LTM�1 increased to 118% in the fourth quarter from 114% in the third quarter. ● Dollar-Based Net Expansion Rate �DBNER�2 increased to 121% in the fourth quarter from 118% in the third quarter. ● Annual Revenue Retention �ARR�3 was 99.2% in 2021 compared to 99.3% in 2020 showcasing world class customer retention and revenue expansion. ● Total customer count was 2,804, of which 445 were enterprise customers4 Customer and Partner Developments ● Glitch Partnership: New integration with Fastly’s Compute@Edge that will enable sophisticated Glitch sites that scale infinitely, with 100x faster code execution startup time than other serverless solutions. ● World leading Fortune 50 financial services company chose Fastly’s Next-Gen WAF because the unique, signals-based technology gave them confidence in knowing their critical web apps and APIs were safe from advanced threats. ● Highly visible, publicly traded user review platform chose Fastly’s Compute@Edge network to secure and cache APIs to crowd-source reviews about businesses for consumers all over the world, delivering great experiences and iterating quickly at the edge. ● Publicly traded open search and analytics engine chose Fastly’s Compute@Edge for its integrations with industry-leading developer tools, real-time observability, accelerating and securing API endpoints and other mission-critical systems. ● A financial media firm with one of the world’s largest financial newspapers chose Fastly’s edge cloud network for its high-performance and flexibility to code its routing layer at the edge and power authentication, device detection, security and mobile experiences. Fourth Quarter 2021 Financial Highlights ● Revenue of $97.7 million, up 13% sequentially. ● GAAP gross margin of 50.9%, compared to 59.2% in the fourth quarter of 2020. ● Non-GAAP gross margin5 of 55.8%, compared to 63.7% in the fourth quarter of 2020. ● GAAP net loss per basic and diluted shares of $0.49 compared to $0.40 in the fourth quarter of 2020. ● Non-GAAP net loss5 per basic and diluted shares of $0.10, compared to $0.09 in the fourth quarter of 2020. Guidance:

1 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model. 2 We calculate Dollar-Based Net Expansion Rate by dividing the revenue for a given period from customers who remained customers as of the last day of the given period (the “current” period) by the revenue from the same customers for the same period measured one year prior (the “base” period). The revenue included in the current period excludes revenue from (i) customers that churned after the end of the base period and (ii) new customers that entered into a customer agreement after the end of the base period. 3 Annual revenue retention rate is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us (a Churned Customer) by the number of months remaining in the same calendar year �Annual Revenue Churn). The quotient of the Annual revenue Churn from all of our Churned Customers divided by our annual revenue of the same calendar year is then subtracted from 100% to determine our annual revenue retention rate. 4 Enterprise customers are defined as those spending $100,000 or more in a twelve-month period. 5 For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this letter. 6 Assumes weighted average basic shares outstanding of 119.3 million in Q1 2022 and 121.0 million for the full year 2022. 7 Non-GAAP Net Loss per share calculation is full-year Non-GAAP Net Loss divided by weighted average basic shares for the full year. 8 Calculated based on trailing twelve-months. 9 Net Retention Rate measures the net change in monthly revenue from existing customers in the last month of the period (the “current" period month) compared to the last month of the same period one year prior (the “prior" period month). The revenue included in the current period month includes revenue from (i) revenue contraction due to billing decreases or customer churn, (ii) revenue expansion due to billing increases, but excludes revenue from new customers. We calculate Net Retention Rate by dividing the revenue from the current period month by the revenue in the prior period month.

Forward-Looking Statements This investor supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Fastly's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "continue," “would,” or the negative of these words or other similar terms or expressions that concern Fastly's expectations, goals, strategy, priorities, plans, projections, or intentions. Forward-looking statements in this investor supplement include, but are not limited to, statements regarding Fastly’s future financial and operating performance, including its outlook and guidance; Fastly's strategies, product and business plans; and continued demand for future products from the combined Signal Sciences’ portfolio. Fastly's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility that: Fastly is unable to attract and retain customers; Fastly's existing customers and partners do not maintain or increase usage of Fastly's platform; Fastly's platform and product features do not meet expectations, including due to defects, interruptions, security breaches, delays in performance or other similar problems; Fastly is unable to adapt to meet evolving market and customer demands and rapid technological change; Fastly is unable to comply with modified or new industry standards, laws and regulations; Fastly is unable to generate sufficient revenues to achieve or sustain profitability; Fastly’s limited operating history makes it difficult to evaluate its prospects and future operating results; Fastly is unable to effectively manage its growth; and Fastly is unable to compete effectively. The forward-looking statements contained in this investor supplement are also subject to other risks and uncertainties, including those more fully described in Fastly’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and additional information that will be set forth on Fastly's Annual Report on Form 10-K for the year ended December 31, 2021 and other filings and reports that we may file from time to time with the SEC. The forward-looking statements in this investor supplement are based on information available to Fastly as of the date hereof, and Fastly disclaims any obligation to update any forward-looking statements, except as required by law. Non-GAAP Financial Measures To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases. Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses and amortization of debt discount and issuance costs. Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, interest income, interest expense (including amortization of debt discount and issuance costs) other income (expense), (net), and income taxes. Acquisition-related Expense: consists of one-time expenses related to the acquisition related activities. Management considers its operating results without the one-time acquisition-related expense when evaluating its ongoing non-GAAP performance and its ongoing adjusted EBITDA performance because these charges are one-time and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Amortization of acquired intangible assets is included in the following cost and expense line items of our GAAP presentation: cost of revenue and sales and marketing. Management considers its operating results without the amortization expense of our acquired intangible assets when evaluating its ongoing non-GAAP performance and its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook. Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its adjusted EBITDA results without this activity when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense. Capital Expenditures: cash used for purchases of property and equipment and capitalized internal-use software, as reflected in our statement of cash flows. Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Depreciation and amortization expense is included in the following cost and expense line items of our GAAP presentation: cost of revenue, research and development, sales and marketing, and general and administrative. Management considers its operating results without the depreciation and other amortization expense when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook. Free Cash Flow: calculated as net cash used in operating activities less capital expenditures. Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. In fiscal 2020, we recognized an income tax benefit from the result of a reduction in the valuation allowance recorded against our net deferred tax assets. In connection with the acquisition of Signal Sciences in 2020, we recorded a net deferred tax liability which provides an additional source of taxable income to support the realization of the pre-existing deferred tax assets. Management considers its adjusted EBITDA results without these charges when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs Management considers its operating results without total interest expense when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. Interest Income: consists primarily of interest income related to our marketable securities. Management considers its adjusted EBITDA results without this activity when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. Non-GAAP Operating Loss: calculated as GAAP revenue less non-GAAP cost of revenue and non-GAAP operating expenses. Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without other expense, net when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. Stock-based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Stock-based compensation is included in the following cost and expense line items of our GAAP presentation: cost of revenue, research and development, sales and marketing, and general and administrative. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management excludes stock-based compensation from our non-GAAP measures and adjusted EBITDA results for purposes of evaluating our continuing operating performance primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.

Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance. In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.